--------------------------------------------------------------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM T-2

          STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF AN INDIVIDUAL DESIGNATED TO ACT AS TRUSTEE

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
          TRUSTEE PURSUANT TO SECTION 305(b)(2)

                         ------------------------------

STANLEY BURG                                           ###-##-####
(Name of Trustee)                               (Social Security Number)

60 WALL STREET                                         10005
NEW YORK, NEW YORK                                     (Zip Code)
(Business address, street,
city and state)

             ------------------------------------------------------

                          NORTHWEST NATURAL GAS COMPANY
               (Exact name of obligor as specified in its charter)

             IDAHO                                        93-0256722
(State or other jurisdiction of                (IRS Employer Identification no.)
 incorporation or organization)

                   ONE PACIFIC SQUARE, 220 N.W. SECOND AVENUE
                             PORTLAND, OREGON 97209
                                  503-226-4211
                   (Address, including zip code and telephone
                         of principal executive offices)

             ------------------------------------------------------

                              FIRST MORTGAGE BONDS

                       (Title of the indenture securities)

1.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each affiliation.

     None.

2.   List of Exhibits.

     List below all exhibits filed as part of this statement of eligibility and qualification.

     None.


             ------------------------------------------------------

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, I, Stanley Burg, have signed this statement of eligibility in The City of New York and State of New York, on the 5th of February 2004.


                                    By:   /s/ Stanley Burg
                                          --------------------------------------
                                          Stanley Burg
                                          (SIGNATURE OF TRUSTEE)